UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2004


                               CALPINE CORPORATION
                            (A Delaware Corporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS

NEWS RELEASE                                             CONTACTS:  408-995-5115
                                    Media Relations: Katherine Potter, Ext. 1168
                                     Investor Relations: Rick Barraza, Ext. 1125


               Calpine Provides Update On HIGH TIDES I Securities

     (SAN JOSE, Calif.), / PR Newswire - FirstCall / Sept. 21, 2004 -- Calpine Corporation [NYSE: CPN] today announced that on Friday, September 17, it submitted the required notification leading up to the potential remarketing of the company's 5.75% Convertible Preferred Securities (HIGH TIDES I).

     Calpine also notified holders of its right to redeem HIGH TIDES I, in whole or in part, at any time on or before October 25, 2004. To date, Calpine has expressed its intent to redeem HIGH TIDES I prior to the reset of the terms of HIGH TIDES I following a remarketing. If not earlier redeemed, the remarketing of HIGH TIDES I would begin on October 27, 2004.

     Calpine Corporation is a North American power company dedicated to providing electric power to customers from clean, efficient, natural gas-fired and geothermal power plants. Calpine is publicly traded on the New York Stock Exchange under the symbol CPN. For more information, visit www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the Company's ability to access the capital markets or obtain bank financing on attractive terms; (ii) the direct or indirect effects on the Company's business of a lowering of its credit rating (or actions it may take in response to changing credit rating criteria), including, increased collateral requirements, refusal by the Company's current or potential counterparties to enter into transactions with it and its inability to obtain credit or capital in desired amounts or on favorable terms; and (iii) other risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K/A for the year ended December 31, 2003 and in its Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2004, which can also be found on the Company's website at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALPINE CORPORATION

                               By:      /s/ Charles B. Clark, Jr.
                               -------------------------------------------------
                                          Charles B. Clark, Jr.
                                Senior Vice President and Corporate Controller,
                                        Chief Accounting Officer

Date: September 21, 2004